Exhibit 10.6


                         POLAROID NON-QUALIFIED
                    DEFERRED COMPENSATION TRUST

    THIS AGREEMENT is made as of the 31 day of March, 1997, by and between POLAROID CORPORATION, a corporation having its principal office at (the "Company") and STATE STREET BANK AND TRUST COMPANY, a Massachusetts trust company having its principal office at 225 Franklin Street, Boston, Massachusetts 02110 (the "Trustee").

                         W I T N E S S E T H

    WHEREAS, the Company has incurred and expects to continue to incur certain unfunded deferred compensation liabilities to or with respect to members of its Board of Directors and certain employees pursuant to supplemental executive retirement plans (SERPS) including elective deferred compensation plans identified on Exhibit A attached hereto, together with such additional deferred compensation plans as may be designated in writing by the Company to the Trustee from time to time (hereinafter the "Plans");

    WHEREAS, the Company desires to provide additional assurance to some or all such employees (the "Participants") and their beneficiaries or estates under the Plans (collectively, the "Beneficiaries") that their unfunded deferred compensation rights under the Plans will in the future be met or substantially met by application of the procedures set forth herein;

     WHEREAS, the Company wishes to establish a trust (hereinafter called "Trust'') and to contribute to the Trust assets that shall be held therein, subject to the claims of Company's creditors in the event of Company's Insolvency, as herein defined, until paid to Participants and their beneficiaries in such manner and at such times as specified in the Plans;

    WHEREAS, it is the intention of the parties that this Trust shall constitute an unfunded arrangement and shall not affect the status of the Plans as an unfunded plan maintained for the purpose of providing deferred compensation for non-employee members of the Board of Directors or a select group of management or highly compensated employees for purposes of Title I of the Employee Retirement Income Security Act of 1974;



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    WHEREAS, it is the intention of Company to make
contributions to the Trust to provide itself with a source of funds to assist it in the meeting of its liabilities under the Plans;

    WHEREAS, the Company wishes to establish separate accounts
(hereinafter the "Accounts") with respect to Participants in order to provide a source of payments as such are required under the terms of such Plans;

     WHEREAS, contributions credited to each separate Account, as determined by the Company from time to time in its sole discretion, and the earnings thereon shall be used by the Trustee solely in satisfaction of the liabilities of the Company with respect to the Participant for whom such Account has been established and expenses as provided herein and such utilization shall be in accordance with the procedures set forth herein;

     WHEREAS, upon satisfaction of all liabilities of the Company with respect to a Participant in respect of whom an Account has been established, the balance, if any, remaining in the Account of such Participant shall be allocated to the Accounts of other Participants for whom Accounts have been established in accordance with the procedures set forth herein;

     WHEREAS, upon satisfaction of all liabilities of the Company with respect to all Participants in respect of whom separate Accounts have been established, the balance, if any, remaining in such Accounts shall revert to the Company, except that all amounts in all such Accounts shall at all times be subject under this Agreement to the claims of the Company's creditors as hereinafter provided;

     WHEREAS, the Trustee has agreed to act as Trustee of the trust fund created hereunder and to hold and administer such assets as may be delivered to it as hereinafter provided;

     NOW, THEREFORE, in consideration of the premises and mutual and independent promises herein, the parties hereto do hereby establish the Trust and covenant and agree that the Trust shall be comprised, held and disposed of as follows:



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                              ARTICLE I
                         ESTABLISHMENT OF TRUST

1.01 Establishment of Trust.
     (a) The Company hereby establishes with the Trustee a grantor trust consisting solely of such sums of money and such property acceptable to the Trustee as shall from time to time be paid or delivered to the Trustee and the earnings and profits thereon.
     (b) Company hereby deposits with Trustee in the trust approximately 5,580,000 which shall become the principal of the Trust to be held, administered and disposed of by Trustee as provided in this Trust Agreement.
     (c) The Trust established hereunder shall be known as the Polaroid Deferred Compensation Trust.
     (d) All such money and property, all investments made therewith and proceeds thereof, less the payments or other distributions which, at the time of reference, shall have been made by the Trustee, as authorized herein, are referred to herein as the "Fund" and shall be held by the Trustee, in trust, in accordance with the provisions of this Agreement.
     (e)  The Trust hereby established shall be irrevocable.
     (f) The Trust is intended to be a grantor trust, of which Company is the grantor, within the meaning of subpart E, part I, subchapter J, chapter I, subtitle A of the Internal Revenue Code of 1986, as amended, and shall be construed accordingly.
     (g) The principal of the Trust, and any earnings thereon shall be held separate and apart from other funds of Company and shall be used exclusively for the uses and purposes of Plan participants and general creditors as herein set forth.
     (h) Plan participants and their beneficiaries shall have no preferred claim on, or any beneficial ownership interest in, any assets of the Trust. Any rights created under the Plans and this Trust Agreement shall be mere unsecured contractual rights of Plan participants and their beneficiaries against Company.
     (i) Any assets held by the Trust will be subject to the claims of Company's general creditors under federal and state law in the event of Insolvency, as defined in Section 3.4 herein.
     (j) Company, in its sole discretion, may at any time, or from time to time, make additional deposits of cash or other property in trust with Trustee to augment the principal to be held, administered and disposed of by Trustee as provided in the Trust Agreement. Neither Trustee nor any Plan participant or beneficiary shall have any right to compel such additional deposits.



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1.02 Change of Control.  To the extent that the some of the
     Plans to which this Trust applies are not fully funded, the Company shall 10 days prior to a Change of Control, as defined herein, make an irrevocable contribution to the Trust in an amount that is sufficient to pay each Plan participant or beneficiary the benefits to which Plan participants or their beneficiaries would be entitled pursuant to the terms of the Plans as of the date on which the Change of Control occurred.

1.03 Trustee Responsibilities.
     (a) The Trustee shall hold, manage, invest and otherwise administer the Fund pursuant to the terms of this Agreement.
     (b) The Trustee shall be responsible only for contributions actually received by it hereunder. The amount of each contribution made by the Company to the Fund shall be determined in the sole discretion of the Company, and the Trustee shall have no duty or responsibility with respect thereto.
     (c) Except as otherwise specifically agreed to by the Trustee, the Trustee shall not be responsible for the administration of any Plan (including without limitation the determination of Plan participation rights of employees of the Company and the determination of benefits of the Participants of any Plan); provided, however, that upon a Change in Control the Trustee shall maintain Participant Accounts as provided in Sections 1.05 and 2.05, and shall make payments to Participants as provided in
          Section 3.01.
     (d) The Trustee shall not have any authority or obligation to determine the adequacy of or to enforce the collection from the Company of any contribution to the Fund. Except to the extent that the Trustee has otherwise specifically agreed in writing, the Trustee shall not be responsible, directly or indirectly, for the investment or reinvestment of the assets of the Fund, which investment and reinvestment shall be the sole responsibility of the Company unless otherwise delegated by the Company as provided in this Agreement, however, that upon a Change in Control the Trustee shall become responsible for the investment and reinvestment of the assets of the Fund as elsewhere provided herein.



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1.04  Participant Accounts.  Depending upon the Plan to which this Trust applies, the Company shall maintain a separate
     Account for each Participant. Appendix A shall set forth by Plan, the terms and conditions of this Trust which shall apply.
1.05 Participant Accounts Following Change in Control.
     (a) Notwithstanding the foregoing, upon a "Change in Control", the Trustee shall become responsible for the maintenance of a separate Account for each Participant under each Plan and for the periodic adjustments of such Accounts in accordance with the procedures described herein.
     (b) The Trustee may select and retain a third party administrator to maintain such Accounts. The full expense incurred by the Trustee in maintaining such separate Accounts shall be paid by the Company, and until so paid shall constitute a charge upon the Fund.
     (c)  "Change in Control" shall have the same meaning as "Trigger
          Date" in the Polaroid Extended Severance Plan (set forth as Appendix B which may be amended from time to time). In such event the Trustee will be notified within 24 hours, such notification shall be conclusive and may be relied upon by the Trustee. Should the Company fail to provide the Trustee notice and the Trustee through independent means reasonably determine that a Change in Control has occurred, the Company or its successor shall indemnify the Trustee in making this decision.
     (d) As soon as practicable following a Change in Control, the Trustee shall distribute to each Participant the full cash value of his account.

                              ARTICLE II
                         MAINTENANCE OF TRUST

2.01 Funding of Trust and Plans.
     (a) The Company represents and agrees that the Trust established under this Agreement does not fund and is not intended to fund the Plans or any other employee benefit plan or program of the Company but shall be utilized by the Company in a manner set forth in Appendix A below, subject to the other terms and conditions of this Plan.
     (b) Such Trust is and is intended to be a depository arrangement with the Trustee for the setting aside of cash and other assets of the Company as and when it so determines in its sole discretion for the meeting of part or all of its future retirement obligations to the Participants and their Beneficiaries under the Plans. Contributions by the Company to the Trust shall be in amounts determined solely by the Company. The Company shall make its contributions to the Trust in accordance with appropriate corporate action and the Trustee shall have no responsibility with respect thereto, except to add such contributions to the Fund. The purpose of this Trust is to provide a fund from which retirement benefits may be payable under the Plans and as to which Participants and their Beneficiaries may, by exercising the procedures set forth herein, have access to some or all of their benefits as such become due without having the payment of such benefits subject to the administrative control of the Company unless the Company becomes insolvent as defined below.



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2.02      Company as Owner.  Nothing provided in this Agreement
     shall relieve the Company of its liabilities to pay the retirement benefits provided under the Plans except to the extent such liabilities are met by application of Fund assets. It is the intent of the Company to have each Account established hereunder treated as a separate trust designed to satisfy in whole or in part the Company's legal liability under the Plan in respect of the Participant for whom such Account has been established. The Company, therefore, agrees that all income, deductions and credits for each such Account belong to it as owner for income tax purposes and will be included on the Company's income tax returns.

2.03 Non-ERISA Plans. The Company further represents that the Plans are either unfunded deferred compensation arrangements for members of its Board of Directors and a select group of highly-compensated and management employees, excess benefit plans or plans not covering employees, and as such are exempt from the application of the Employee Retirement Income Security Act of 1978 ("ERISA") except for the limited disclosure requirements applicable to such plans (other than excess benefit and non-employee plans) for which the Company bears full responsibility as to compliance. The Company further represents that the Plans are not qualified under Section 401 of the Internal Revenue Code ("Code") and therefore are not subject to any of the Code requirements applicable to tax-qualified plans.

2.04 Participants as Unsecured Creditors. Participants and their Beneficiaries shall have the rights under this Agreement of unsecured general creditors of the Company and shall not have any preferred claim on, or any beneficial ownership interest in, the Fund prior to the time amounts in the Fund are paid to such Participants or Beneficiaries as benefits under this Agreement.



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2.05 Recordkeeping After Change in Control. The Trustee shall maintain all records dealing with the Fund and its investment and such other Participant records as are contemplated by this Agreement, including the maintenance of the separate Accounts of each Participant under this Agreement after a Change in Control. All such records shall be made available promptly on the request of the Company. After a Change in Control, the Trustee shall also prepare and distribute Participants' annual statements.

2.06 Information to be Provided to Trustee.
     (a) The Company shall maintain and furnish the Trustee with such reports, documents and information as shall be required by the Trustee to perform its duties and discharge its responsibilities under this Agreement, including without limitation a certified copy of each of the Plans and any and all amendments thereto.
     (b) The Company shall also furnish the Trustee written reports setting forth the name, address, date of birth, and social security or tax identification number of each Participant and Beneficiary, a listing of the adjusted value of each separate Account as of each valuation date on an annual basis listing each Participants accrued benefit in each Plan set forth in Appendix
         A. This information shall also be provided immediately prior to a Change in Control.
     (c) The Trustee shall be entitled to rely on the most recent reports, documents and information furnished to it by the Company.
     (d) The Company shall be required to promptly notify the Trustee as to the termination of employment of any Participant by death, retirement or otherwise.
     (e) Notwithstanding the foregoing, at any time after a Change in Control, the Trustee may rely upon information provided to the Trustee by the Participant (or the Beneficiary of a deceased Participant).
     (f) The Trustee shall be provided with such valuations and reports as are necessary to enable the Trustee to fulfill its obligations under this Agreement from each Investment Manager and insurance companies holding contracts held by this Trust, and the Trustee shall be fully protected in relying upon such valuations and reports.

2.07 Authorized Persons for the Company.



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     (a)  After the execution of this Agreement, the Company shall promptly file with the Trustee a certified list of the names and specimen signatures of the officers of the Company and any delegee authorized to act for it.
     (b) All certifications, notices and directions by any such authorized person or persons to the Trustee shall be in writing signed by such person or persons. The Trustee may rely on any such certification, notice or direction signed by such authorized person or persons.
     (c) The Company shall promptly notify the Trustee of the addition or deletion of any person's name to or from such list, respectively.
     (d) The Trustee shall have no responsibility for acting or not acting in reliance upon any notification believed by the Trustee to have been so signed by a duly authorized person of the Company. If at any time there is no person authorized to act under this Agreement in behalf of the Company, the Board of Directors of the Company (or if the Board has ceased to exist, the individuals who last served as Directors) shall have the authority to act hereunder.

                              ARTICLE III
                    DISTRIBUTIONS UNDER THE TRUST

3.01 Payments to Participants.
     (a) Unless payments are being made after a Change of Control, the entitlement of a Participant or his or her beneficiaries to benefits under the Plans shall be determined by authorized person at Company and any claim for such benefits shall be considered and reviewed under the procedures set out in the Plans.
     (b) Company shall deliver to Trustee a schedule (the "Payment Schedule") that indicates the amounts payable in respect of each Participant (and his or her beneficiaries), that provides a formula or other instructions acceptable to Trustee for determining the amounts so payable, the form in which such amount is to be paid (as provided for or available under the Plans), and the time of commencement for payment of such amounts.
     (c) Except as otherwise provided herein, Trustee shall make payments to the Participants and their beneficiaries in accordance with such Payment Schedule. Such schedules shall include the amount of such benefits, the manner of payment and the name, address and social security number of the recipient.



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     (d)  Upon Change of Control the Trustee shall initiate payments upon request of the Participant (or by the Beneficiary with respect to a deceased Participant) that such Participant (or Beneficiary) has become entitled to receive benefit payments under the Plan. This request, however, must be consistent with the information provided to the Trustee prior to Change of Control. The Trustee shall take such reasonable steps as it, in its sole discretion, determines are necessary to verify any claim by a Participant (or Beneficiary) that such Participant (or Beneficiary) has become entitled to receive benefit payments under a Plan and to verify any information provided by such Participant (or Beneficiary) as to the amount of such benefits and the manner of their payment. If there is a discrepancy, the Trustee has authority to rely on the information provided by the Company prior to Change of Control.
     (e) All benefits payable from the Fund to a Participant (or a Beneficiary) under a Plan shall be paid solely from the separate Account established with respect to such Participant under such Plan, and only if and to the extent the amounts credited to the Participant's Account are sufficient therefor, and such Participant's Account established hereunder with respect to such Plan shall be charged with the amount of such payments.
     (f) The Trustee shall make provisions in accordance with this Agreement for the reporting and withholding of any federal, state or local taxes that may be required to be withheld with respect to the payment of benefits pursuant to the terms of the Plans and shall pay amounts withheld to the appropriate taxing authorities or determine that such amounts have been reported, withheld and paid by Company.
     (g) Notwithstanding anything to the contrary in this Agreement, the Company may make payment of benefits as provided in a Plan identified in Appendix A directly to Participants or their beneficiaries as they become due under the terms of the Plans. Company shall notify Trustee thirty (30) days prior to its decision to make payment of benefits directly, unless such other time is mutually agreed upon.
     (h) If the principal of the Trust, and any earnings thereon, are not sufficient to make payments of benefits in accordance with the terms of the Plans, Company shall make the balance of each such payment as it falls due. Trustee shall notify Company where principal and earnings are not sufficient.
     (i) The Trustee shall have no responsibility for and shall incur no liability with respect to any payment made pursuant to a direction received in accordance with this Section or, in the event of a dispute the Trustee shall submit the matter to the Arbitrator pursuant to Section 8.08 of this Agreement.



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3.02 Company Insolvency.
     (a) At all times during the continuance of this Trust, as provided in Section 1.01 hereof, the principal and income of the Trust shall be subject to claims of general creditors of Company under federal and state law as set forth below. The Company shall be considered to be Insolvent if it is unable to pay its debts as they fall due; or, bankruptcy or insolvency proceedings are initiated by its creditors or the Company or any third party under the Bankruptcy Act of the United States or the bankruptcy laws of any State alleging that the Company is insolvent or bankrupt.
     (b) By its approval and execution of this Agreement, the Company represents and agrees that its Board of Directors and Chief Executive Officer, as from time to time acting, shall have the duty to inform the Trustee in writing of the Company's Insolvency and the Trustee shall be entitled to rely thereon to the exclusion of all directions or claims to pay benefits thereafter made.
     (c) Notwithstanding any provision in this Agreement to the contrary, if at any time while the Trust is still in existence the Company becomes insolvent (as defined in subsection (a) above), the Trustee shall upon written notice thereof suspend the payment of all benefits from the Fund.
     (d) The Trustee shall thereafter hold the Fund in suspense until it receives a court order directing the disposition of the Fund; provided, however, the Trustee may deduct or continue to deduct its fees and expenses and other expenses of the Trust, including taxes, pending the receipt of such court order.
     (e) If a person, considered by the Trustee to be reliable and responsible, claiming to be a creditor of Company, alleges in writing to Trustee that Company has become Insolvent, Trustee shall determine whether Company is Insolvent and, pending such determination, Trustee shall discontinue payment of benefits to Plan participants or their beneficiaries.
     (f) Unless Trustee has actual knowledge of Company's Insolvency, or has received notice from Company or a person claiming to be a creditor alleging that Company is Insolvent, Trustee shall have no duty to inquire whether Company is Insolvent. Trustee may in all events rely on such evidence concerning Company's solvency as may be furnished to Trustee and that provides Trustee with a reasonable basis for making a determination concerning Company's solvency.



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     (g)  Notwithstanding anything in this Agreement to the contrary, nothing in this Agreement shall in any way diminish any rights of Participants or their beneficiaries to pursue their rights as general creditors of Company with respect to benefits due under the Plans otherwise.

3.03 Trustee Actions After Insolvency. If after an event of Insolvency, the Company later becomes solvent without the entry of a court order concerning the disposition of the Fund, the Company shall by written notice so inform the Trustee and the Trustee shall thereupon resume all its duties and responsibilities under this Agreement without regard for this Section until and unless the Company again becomes Insolvent as such term is defined herein. Provided that there are sufficient assets, if Trustee discontinues the payment of benefits from the Trust pursuant to this
     Section 3.02 above and subsequently resumes such payments, the first payment following such discontinuance shall include the aggregate amount of all payments due to Plan participants or their beneficiaries under the terms of the Plans for the period of such discontinuance, less the aggregate amount of any payments made to Participants or their beneficiaries by Company in lieu of the payments provided for thereunder during any such period of discontinuance.

3.04 Satisfaction of Liabilities. Upon the satisfaction of all Company liabilities under a Plan to a Participant (and such Participant's Beneficiary) for whom an Account has been established thereunder, the balance, if any, remaining in such Participant's Account shall thereupon be reallocated ratably to the Accounts of all Participants being continued under such Plan (including Accounts which may have previously been reduced to a zero balance) in the ratio that liabilities in respect of each such Participant (and Beneficiary) under such Plan bear to the total liabilities to all such Participants (and Beneficiaries) for whom Accounts have been established thereunder with respect to such Plan. Upon the satisfaction of all Company liabilities under a Plan the balance, if any, remaining in the Accounts under such Plan shall thereupon be reallocated ratably to the Accounts of Participants (and Beneficiaries) under the other Plans covered by this Agreement (including Accounts which may have previously been reduced to a zero balance) in the ratio that liabilities to each such Participant (and Beneficiary) under such Plans bear to the total liabilities to all such Participants (and Beneficiaries) for whom Accounts have been established thereunder. Upon the satisfaction of all Company liabilities under all Plans, the Trustee shall thereupon hold or distribute the Fund in accordance with the written instructions of the Company.



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3.05 Irrevocable Status of Trust
     (a)  At no time prior to the Company's Insolvency, as defined in
          Section 3.02, or the satisfaction of all liabilities of the Company under the Plans in respect of all Participants and Beneficiaries having Accounts thereunder shall any part of the Fund revert to the Company.
     (b) Except as provided in Section 3.02 hereof, after the Trust has become irrevocable, Company shall have no right or power to direct Trustee to return to Company or to divert to others any of the Trustee assets before all payment[s] of benefits have been made to Plan participants and their beneficiaries pursuant to the terms of the Plans.

3.06 Tax Withholding. The Trustee shall withhold from any payment to a Participant (or a Beneficiary) the amount required by law to be so withheld under federal, state and local wage withholding requirements or otherwise, and shall pay over to the appropriate government authority the amount withheld. The Trustee may rely on instructions from the Company as to any required withholding and shall be fully protected in relying on such instructions. For purposes of the preceding sentence, a failure by the Company to provide any instructions as to required withholding may be deemed by the Trustee to be an instruction by the Company that no withholding is required.

                         ARTICLE IV
                    TUSTEE RESPONSIBILITIES

4.01 Standard of Care.
     (a) The Trustee and each Investment Manager appointed to invest assets in this Trust shall act with the care, skill, prudence and diligence under the circumstances then prevailing that a prudent man acting in a like capacity and familiar with such matters would use in the conduct of an enterprise of a like character and with like aims. Notwithstanding the forgoing; the Trustee shall incur no liability to anyone for any action taken pursuant to a direction, request, or approval given in writing by the Company and contemplated by and complying with the terms of this Agreement or any of the Plans, or for any failure to take any action in the absence of such a direction, request or approval.



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     (b)  The duties of the Trustee shall only be those specifically undertaken pursuant to this Agreement or by means of a separate written agreement.
     (c) The Trustee may consult with legal counsel (who may be counsel for the Trustee or for the Company) with respect to any of its duties or obligations thereunder, and shall be fully protected in acting or refraining from acting in accordance with the advice of such counsel.


4.02  Trustee Powers.
     (a) The Trustee shall have, without exclusion, all powers conferred on Trustees by applicable law, unless expressly provided otherwise herein, provided, however, than if an insurance policy is held as an asset of the Trust, Trustee shall have no power to name a beneficiary of the policy other than the Trust, to assign the policy (as distinct from conversion of the policy to a different form) other than to a successor Trustee, or to loan to any person the proceeds of any borrowing against such policy.
     (b) Notwithstanding any powers granted to Trustee pursuant to this Trust Agreement or to applicable law, Trustee shall not have any power that could give this Trust the objective of carrying on a business and dividing the gains therefrom, within the meaning of section 301.7701-2 of the Procedure and Administrative Regulations promulgated pursuant to the Internal Revenue Code.

4.03 Investment of Trust Assets Prior to Change of Control. Unless an Investment Manger has been appointed pursuant to Section, or the Company and the Trustee have mutually agreed in a separate writing that the Trustee shall have and exercise investment discretion, in either case with respect to all or an portion of the assets of the Trust the Company shall have complete discretion with respect to the investment of such assets at all times prior to a Change in Control, and shall direct the Trustee accordingly.

4.04 Investment of Trust Assets After a Change of Control. After a Change in Control, the Trustee shall have and exercise investment discretion with respect to all assets of the Trust, including the power to appoint an Investment Manager (who may be an affiliate of the Trustee). Subject to the foregoing, the Trustee shall have the power:

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     (a)  to purchase, receive or subscribe for any securities or other property,
     (b) to retain in trust such securities or other property, without being limited to the classes of property in which trustees are authorized to invest by any law or any rule of court of any state and without regard to the proportion any such property may bear to the entire amount of the Fund;
     (c) to retain any securities issued by the Company and received by the Trustee;
     (d) to sell for cash or on credit, to grant options, convert, redeem, exchange for other securities or other property, to enter into standby agreements for future investment, either with or without a standby fee, or otherwise to dispose of any securities or other property held by it;
     (e) to vote in person or by proxy, or to refrain from voting, in respect of any securities held by the Fund, and to give general or special proxies or powers of attorney with or without power of substitution, and to exercise any conversion privileges, subscription rights or other options; to oppose or consent to reorganizations, recapitalizations, consolidations, mergers and similar transactions with respect to such securities; and generally to exercise any of he powers of an owner with respect to any securities or other property held by the Fund;
     (f) with respect to any investment, to consent or object to or otherwise request any action or nonaction on the part of any corporation, association or trust or of the directors, officers, stockholders or trustees of any such corporation, association or trust:
     (g) to settle, compromise or submit to arbitration any claims debts or damages due or owing to or from the Fund;
     (h) to deposit any property in any voting trust, or with any protective, reorganization or similar committee, or with depositories designated thereby; to delegate power thereto; and to pay or agree to pay part of its expenses and compensation and any assessments levied with respect to any property so deposited;
     (i) to deposit securities with custodians, subcustodians, or securities clearing corporations or depositories or similar organizations, whether located within the Commonwealth of Massachusetts or elsewhere in the United States or abroad;
     (j) to commence or defend suits or legal proceedings and to represent the Fund in all suits or legal proceedings in any court or before any other body or tribunal (provided, however, that the Trustee shall have no obligation to take any legal action for the benefit of the Fund unless it shall be first indemnified for all expenses in connection therewith, including without limitation counsel fees);

     (k) to hold uninvested any monies received by it, without liability for interest thereon, until such monies shall be invested, reinvested or disbursed;
     (l) to register or cause to be registered any securities or other property-held by it thereunder in its name or in the name of any nominee with or without indication of the capacity in which the securities shall be held, and to hold any securities in;
     (m) to employ suitable agents and legal counsel, who may be counsel for the Company or the Trustee, and, as a part of its reimbursable expenses under this Agreement, to pay such agent's and counsel's reasonable compensation and expenses;
     (n) to appoint one or more individuals or corporations as a custodian of any property and, as a part of its reimbursable expenses under this Agreement, to pay the reasonable compensation and expenses of any such custodian;
     (o) for the purpose of the Fund, to borrow money in such amounts and upon such terms and conditions as shall be deemed advisable or proper to carry out the purposes of the Fund, from others, to issue its promissory note or notes therefor, and to secure the repayment thereof by pledging any property held by it;
     (p) to form any corporation, association, partnership, or joint venture under the laws of any jurisdiction, or to participate in the forming of any such corporation, association, partnership, or joint venture, or to acquire an interest in or otherwise make use of any corporation, association, partnership, or joint venture for he purpose of facilitating the Fund's investing in and holding title to any property;
     (q) for the purpose of facilitating the Fund's investing in and holding title to real or personal property or part interests therein, whatever situate, to appoint one or more individuals or corporations as a subtrustee or subtrustees, and to pay the reasonable compensation and expenses of each such subtrustee. Any such subtrustee, upon being appointed, shall act with such one or more of all of the powers, authorities, discretion, duties and functions of the Trustee under this Section as shall be designated in the instrument establishing such subtrust including, without limitation, the power to receive and hold property, real or personal, or part interest therein, oil, mineral or gas properties, royalty interests or rights, including equipment pertaining thereto, leaseholds, mortgages and other interests in realty, situated in any state of the United States of America in which the subtrustee is authorized to act as a trustee;

     (r) to lease any property, to sell or acquire any property (at public or private sale and for cash or on credit), to grant or acquire options for the purchase of any property and generally to make, execute, acknowledge and deliver any and all deeds, leases, assignments and instruments whenever such action may be required to perform its obligations thereunder; to write or purchase call or put options; to trade in financial options and futures, including index options and options on futures and to take appropriate actions in connection therewith; to purchase and sell foreign exchange and contracts for foreign exchange, including transactions with the Trustee, its affiliates, agents or subcustodians; to invest at State Street Bank and Trust Company
          (i) in any type of interest bearing investment (including but not limited to savings accounts, money market accounts, certificates of deposit and repurchase agreements) and
          (ii) in non-interest bearing accounts (including but not limited to checking accounts) and
         (iii) in common or collective investment funds managed by the Trustee.
     Generally to do all actions, exclusive of acts involving investment management discretion, which the Trustee may deem necessary or desirable for the protection of the Fund.

4.05 Definition of Securities. Wherever used in this Agreement, the term "securities" shall include bonds, mortgages, notes, obligations, warrants and stocks of any class, certificates of participating or shares of any mutual investment company, trust or fund, and such other evidences of indebtedness and certificates of interest as are usually referred to by the term "securities," and the term "property" shall include real, personal and mixed property, tangible or intangible, of any kind and wherever located.

4.06 Substitution of Assets. Prior to a Change in Control, Company shall have the right at anytime, and from time to time in its sole discretion, to substitute assets of equal fair market value for any asset held by the Trust. This right is exercisable by Company in a nonfiduciary capacity without the approval or consent of any person in a fiduciary capacity. After a Change in Control the Trustee shall have sole and exclusive authority to determine the assets held in the Trust.

4.07 Proxies. In order to permit the Company or an Investment Manger, as the case may be, to make timely and informed decisions regarding the management of those assets in the Fund subject to its respective control, the Trustee shall forward to the Company or each such Investment Manager, as the case may be, for appropriate action any and all proxies, proxy statements, notices, requests, advice or other communications received by the Trustee (or its nominee) as the record owner of such assets.

4.08 Investment Managers.
     (a) The Company, prior to a Change in Control, or the Trustee after a change in Control, may from time to time appoint one or more Investment Managers to manage any portion of the Fund and, with respect to such portion, to direct the Trustee with respect to effecting investment transactions on behalf of the Fund and exercising such other powers as may be granted to Investment Managers thereunder.
     (b) Prior to a Change in Control, the Company shall give prompt written notice to the Trustee of the appointment of an Investment Manager, upon which the Trustee shall rely until it receives from the Company written notice of the termination of such appointment.
     (c) When an Investment Manager is appointed, the Company or the Trustee, as the case may be, shall determine the assets of the Fund to be allocated to the Investment Manager from time to time.
     (d) Prior to Change of Control, the Trustee shall not be liable for the acts or omissions of such Investment Manager, shall be under no duty to question any direction of an Investment Manager with respect to the portion of the Fund managed by such Investment Manager, to review any securities or property held in such portion, to make any suggestions with respect to the investment and reinvestment of such portion.
     (e) After a Change in Control the Trustee's sole responsibility being to comply with the standard of care set forth in Section
          4.01 in appointment and retaining any Investment Manager.
          Trustee shall evaluate the performance of any Investment Manager, and shall be fully protected in acting in accordance with the directions of an Investment Manager or for failing to act in the absence of such directions, after a Change in Control.

4.09 Life Insurance.

     (a) The Trust may hold life insurance, retirement income on annuity policies or contracts on or for the life a any Participant.
     (b) Prior to Change in Control, the Company reserves the right to transfer assets to one of these vehicles.or, to direct the Trustee to purchase any such policies or contracts on or for the life of any such Participant out of the amounts credited to his Account.
     (c) Any such policy or contract shall be an asset of the Fund subject to the claims of the Company creditors in the event of insolvency, as specified in this Agreement.
     (d) The proceeds of any life insurance policy shall upon the death of the insured Participant be credited to his Account under the applicable Plan and shall be an additional source of benefits, if any, payable to his Beneficiary.
     (e) Prior to a Change in Control, the Trustee shall be under no duty to question any direction of the Company or to review the form of any such policies or contracts or of the selection of the issuer thereof, or to make suggestions to the Company with respect to the form of such policies or contracts or to the issuer thereof.
     (f) Prior to a Change in Control, the Company may direct the Trustee to exercise or may exercise directly the powers of the contract holder under any such policies or contracts, and the Trustee shall exercise such powers only upon the direction of the Company.
     (g) Notwithstanding the fact that it may have knowledge of the terms of this Fund, the obligations of such insurance carrier shall be measured and determined solely by the terms and conditions of the policies or contracts issued by it, and there shall be no obligations to any person, partnership, corporation, trust or association other than as stated in such policies or contracts.
     (h) No insurance carrier shall for any purpose be deemed a party to this Agreement or be responsible for the validity or sufficiency hereof.

                         ARTICLE V
                    TRUSTEE ACCOUNTS

5.01  Disposition of Income.   During the term of this Trust,
     all income received by the Trust, net expenses and taxes, shall be accumulated and reinvested.

5.02 Trust Taxes. The Company shall pay any and all federal, state or local taxes on the Fund, or any part thereof, and on the income therefrom.

5.03 Trust Expenses. The Company shall pay to the Trustee its reasonable expenses for the management and administration of the Fund, including without limitation advances for or prompt reimbursement of reasonable expenses of counsel, custodians and other agents employed by the Trustee, and reasonable compensation for its services as Trustee thereunder, the amount of which shall be agreed upon from time to time by the Company and the Trustee in writing. Such expenses compensation shall be a charge on the Fund and shall constitute a lien on the Fund in favor of the Trustee unless and until paid by the Company.

5.05 Payment from Fund. All payments to, or reimbursements of, the Trustee pursuant to this Article V may be made without approval or direction of the Company

5.06 Trustee Records and Accounts. The Trustee shall keep accurate and detailed accounts of all investments, receipts, disbursements and other transactions thereunder, and all accounts, books and records relating thereto shall be open to inspections and audit at all reasonable time by any persons designated by the Company. The Trustee shall be entitled to reasonable compensation and reimbursement of its reasonable expenses incurred in connection with such audits or inspections. Within ninety (90) days following the close of each fiscal year of the Fund (which shall be the calendar year), and within ninety (90) days after the removal or resignation of the Trustee as provided in
     ARTICLE VII hereof, the Trustee shall render to the Company a written account setting forth in reasonable summary the investments, receipts, disbursements and other transactions effected by the Trustee or reported to it by such Investment Managers as may be appointed thereunder during the preceding fiscal year or during the period from the close of the last such fiscal year to the date of such removal or resignation. Upon the expiration of 90 days from the date of filing such annual or other account, the Trustee shall be forever released and discharged from all liability and accountability to anyone with respect to the propriety of all acts and transactions shown in such account, except with respect to any such acts or transactions as to which the Company shall within such 90 day period file with the Trustee written objections.

     The Trustee shall from time to time make such other reports and furnish such other information concerning the Fund as the Company may reasonably request or as may be required by the Plans.

5.07      Settlement of Accounts. Notwithstanding the foregoing
     Section 6.1, the Trustee shall have the right to apply at any time to a court of competent jurisdiction for the judicial settlement of the Trustee's account, and in any case it shall be necessary to join as parties thereto only the Trustee and the Company; and any judgment or decree which may be entered therein shall be conclusive upon all persons having or claiming to have any interest in the Fund or under a Plan.

                                  ARTICLE VII
                     AMENDMENT AND TERMINATION OF THE TRUST

7.01 Resignation and Removal of Trustee. The Trustee may resign at any time by delivering written notice thereof to the Company; provided, however, that no such resignation shall take effect until the earlier of
     (a) sixty (60) days from the date of delivery of such notice to the Company, unless such notice period is waived in whole or in part by the Company or
     (b) the appointment of a successor trustee pursuant to this Agreement. The Trustee may be removed at any time by the Company, pursuant to a resolution of the Board of Directors of the Company (or a duly authorized committee thereof), by delivering to the Trustee a certified copy of such resolution. Such removal shall take effect upon the earlier of (i) thirty (30) days from the date of delivery of such resolution, unless such notice period is waived in whole or in part by the Trustee or (ii) the appointment of a successor trustee pursuant to Section 7.02.
     Notwithstanding the foregoing, after a Change in Control, any such removal of the Trustee shall be effective only with the written consent of Participants (or Beneficiaries of deceased Participants) having at least a majority of all amounts then held in the Fund credited to their Accounts. If, within thirty (30) days of the delivery of written notice of resignation or removal, a successor trustee shall not have been appointed, the provisions of Section 7.02 apply.

7.02 Successor Trustee. Upon the resignation or removal of the Trustee, a successor trustee shall be appointed by the Company; provided, however, that after a Change in Control such appointment shall be effective only with the written consent of Participants (or Beneficiaries of deceased Participants) having at least a majority of all amounts then held in the Fund credited to their Accounts. If the Company (and, after a Change in Control, such Participants and Beneficiaries) are unable to so agree upon a successor trustee within thirty days after such notice, the Trustee shall be entitled, at the expense of the Company, to petition a United States District Court or any of the courts of the Commonwealth of Massachusetts having jurisdiction to appoint its successor. The Trustee shall continue to serve, and to receive its compensation and reimbursement of its expenses, (which shall continue to be a charge upon the Fund and a lien on the Fund in favor of the Trustee unless and until paid by the Company) until its successor accepts the trust and receives delivery of the Fund. Such successor trustee shall be a commercial bank or trust company which is established under the laws of the United States or a State within the United States and which is not an affiliate of the Company. Such appointment shall take effect upon the delivery to the Trustee of a written appointment of such successor trustee, duly executed by the Company, and a written acceptance by such successor
     trustee, duly executed by an authorized officer.   Any
     successor trustee shall have all the rights, powers and duties granted the Trustee thereunder. Upon the resignation or removal of the Trustee and the appointment of a successor trustee, and after the acceptance and approval of its account, the Trustee shall transfer and deliver the Fund to such successor. Under no circumstances shall the Trustee transfer or deliver the Fund to any successor which is not a bank or trust company as hereinabove defined.


7.03 Amendment of Trust. This Agreement may be amended, in whole or in part, at any time and from time to time, by the Company, pursuant to a resolution of the Board of Directors (or a duly authorized committee thereof), by delivery to the Trustee of a certified copy of such resolution and a written instrument duly executed and acknowledged in the same form as this Agreement; provided no such amendment shall conflict with the terms of the Plans or shall make the Trust revocable after it has become irrevocable in accordance with Section 1.1 hereof, provided further, however, that the duties and responsibilities of the Trustee shall not be increased without the Trustee's written consent; and provide further that, after a Change in Control any such amendment affecting any Account or the procedures for distribution thereof shall not become effective until sixty (60) days after a copy of such amendment has been delivered by registered mail by the Company or the Trustee to each person entitled to receive a statement of a Participant's Account. In the event the Company or the Trustee receives written objections to such amendment from such person within such sixty (60) day period, such amendment shall be ineffective and void in respect of the Participant (or Beneficiary) so objecting.

7.04 Termination of Trust. The Trust established pursuant to this Agreement shall terminate upon the earlier of:
     (a)  the exhaustion of the Fund,
     (b) the satisfaction of all Company liabilities under the Plans with respect to all Participants (and Beneficiaries) with respect to whom Accounts have been established thereunder or

     (c) provided however, that the Trust shall terminate in any event upon the expiration of twenty-one (21) years after the death of the last survivor of the group of persons consisting of all employees of the Company who are living on the date of the execution of this Agreement.
7.05 Liquidation of Trust. Upon the termination of the Trust in accordance with
     Section 9.1, the Trustee shall, after the acceptance and approval of its account, distribute the remaining Fund assets, if any, to the Company. Upon completing such distribution, the Trustee shall be relieved and discharged of all liabilities and obligations thereunder.
     The powers of he Trustee shall continue as long as any part of the Fund remains in its possession.

                         ARTICLE VII
                    MISCELLEANOUS PROVISIONS

8.01 Indemnification. The Company hereby agrees to indemnify and hold harmless the Trustee from and against any loss, costs, damages or expenses, including without limitation reasonable attorneys' fees ("Losses"), which the Trustee may incur or pay out by reason of its performance of duties under the Agreement any alleged or actual act, or failure to act, on the part of the Company, any Employer, Plan Administrator, Fund Manager, or any other person, to the extent allowed by ERISA or the Code, except to the extent that such loss, costs, damages or expenses result from the negligence, bad faith or willful misconduct of the Trustee, its employees, or any agent it has appointed or the Trustee's breach of any of its duties thereunder.

     The Trustee hereby agrees to indemnify and hold harmless the Sponsor, the Plan Administrator, and the Fund Manager from and against any Losses that may be incurred by, imposed upon, or asserted against any of them by reason of the Trustee's in the performance of its duties required by this Agreement or by reason of the negligence or bad faith or willful misconduct of the Trustee.

8.02 Governing Law. This Agreement shall be construed and interpreted under, and the Trust hereby created shall be governed by, the laws of the Commonwealth of Massachusetts.

8.03 Gender. Neither the gender nor the number (singular or plural) of any word shall be construed to exclude another gender or number when a different gender or number would be appropriate.

8.04 Non-Alienation. No right or interest of any Participant or Beneficiary under the Plans or in the Fund shall be transferable or assignable or subject to alienation, anticipation or encumbrance, and no right or interest of any Participant or Beneficiary in the Plans or in the Fund shall be subject to any garnishment, attachment or execution. Notwithstanding the foregoing, the Fund shall at all times remain subject to the claims of creditors of the Company in the event the Company becomes insolvent as provided in Section 3.02.

8.05 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of any successor to the Company as the result of merger, consolidation, reorganization, or otherwise. In the event of any such merger, consolidation, reorganization, or other similar transaction, the successor to the Company shall promptly notify the Trustee in writing of its successorship and furnish the Trustee with the information specified in
     Section 3.02 of this Agreement.

8.06 Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all of which shall together constitute only one Agreement.

8.07 Addresses of Parties. Communications to the Trustee shall be sent to:

     State Street Bank and Trust Company
     Marketing Department/RIS
     Two International Place
     Boston, MA 02110
     Attn: Bruce Wilson, Vice President
     or to such other address as the Trustee may specify in writing.

     Communications to the Company shall be sent to:
     Douglas Mitchell
     Director Risk Management
     Polaroid Corporation
     575 Technology Square
     Cambridge MA 02139
     or to such other address as the Company may specify in writing.

8.08 Arbitration. Any dispute between any Participant (or Beneficiary of a deceased Participant) and the Company or the Trustee as to the interpretation or application of the provisions of this Trust and amounts payable thereunder shall be determined exclusively by binding arbitration in the Commonwealth of Massachusetts in accordance with the rules of the American Arbitration Association then in effect. Judgment may be entered on the arbitrator's award in any court of competent jurisdiction. All fees and expenses of such arbitration shall be paid by the Trustee and considered an expense of the Trust.

8.09 Severability. In the event that any provision of this Trust or the application thereof to any person or circumstances shall be determined by a court of proper jurisdiction to be invalid or unenforceable to any extent, the remainder of this Trust, or the application of such provision to persons or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected thereby, and each provision of this Trust shall be valid and enforced to the fullest extent permitted by law.

8.10 Trust Beneficiaries. Each Participant (and Beneficiary of a deceased Participant) is an intended beneficiary under this Trust, and shall be entitled to enforce all terms and provisions hereof with the same force and effect as if such person had been a party hereto.

IN WITNESS WHEREOF, the parties hereto have caused this Trust
Agreement to be duly executed and their respective corporate seals to be hereto affixed this day___ of January, 1997

STATE STREET BANK AND
TRUST COMPANY                            POLAROID CORPORATION


By /s/ Bruce B. Wilson                 BY: /s/ Ralph M. Norwood
  ----------------------                  -------------------------
NAME: Bruce B. Wilson                     NAME: Ralph M. Norwood
TITLE: Vice President                     TITLE Vice President & Treasurer



DATE  March 28, 1997                      DATE  27 Mar. 97
    ---------------------                     ---------------------

                         APPENDIX A
                    PLANS TO WHICH THE
          POLAROID NON-QUALIFED DEFERRED COMPENSATION TRUST
               APPLIES AND TERMS BY WHICH ASSETS ARE HELD

A.   POLAROID ELECTIVE DEFERRAL COMPENSATION PLAN.
     (1) The Company shall maintain in an equitable manner a separate Account for each Participant.
     (2) It shall keep a separate record of the share of such Participant under such Plan in the Fund.
     (3) The Company may select and retain a third party administrator to maintain such Accounts.
     (4) An Account maintained with respect to a Participant shall represent the portion of the Fund allocated to provide benefits to such Participant.
     (5) The Company shall certify to the Trustee at the time of each contribution to the Fund the amount of such contribution being made in respect of each Participant under each Plan.
     (6) The Fund shall be revalued by the Trustee at current market values, as determined by the Trustee, as of the last business day of each calendar year and as of such additional dates as the Trustee shall determine to be appropriate.
     (7) The Trustee shall certify to the Company the results of each such valuation, whereupon each Participant's Account shall be equitably adjusted by the Company to reflect its share of income, expense, appreciation and depreciation since the preceding valuation date.
     (8) The Company shall provide the Trustee with a compilation of all such adjusted Account balances as of each such valuation date.
     (9) Each Participant (or Beneficiary of a deceased Participant) shall receive a statement of the value of his separate Account at least annually. Such statement shall be provided by the Company prior to a Change in Control and by the Trustee after a Change in Control.

B.   POLAROID BOARD OF DIRECTORS' ELECTIVE DEFERRAL COMPENSATION
     PLAN.
     (1) The Company shall maintain in an equitable manner a separate Account for each Participant.
     (2) It shall keep a separate record of the share of such Participant under such Plan in the Fund.
     (3) The Company may select and retain a third party administrator to maintain such Accounts.
     (4) An Account maintained with respect to a Participant shall represent the portion of the Fund allocated to provide benefits to such Participant.

     (5) The Company shall certify to the Trustee at the time of each contribution to the Fund the amount of such contribution being made in respect of each Participant under each Plan.
     (6) The Fund shall be revalued by the Trustee at current market values, as determined by the Trustee, as of the last business day of each calendar year and as of such additional dates as the Trustee shall determine to be appropriate.
     (7) The Trustee shall certify to the Company the results of each such valuation, whereupon each Participant's Account shall be equitably adjusted by the Company to reflect its share of income, expense, appreciation and depreciation since the preceding valuation date.
     (8) The Company shall provide the Trustee with a compilation of all such adjusted Account balances as of each such valuation date.
     (9) Each Participant (or Beneficiary of a deceased Participant) shall receive a statement of the value of his separate Account at least annually. Such statement shall be provided by the Company prior to a Change in Control and by the Trustee after a Change in Control.

C.   POLAROID OFFICER'S COMPENSATION EXCHANGE PLAN
     (1) The Company shall maintain in an equitable manner a separate Account for each Participant.
     (2) It shall keep a separate record of the share of such Participant under such Plan in the Fund.
     (3) The Company may select and retain a third party administrator to maintain such Accounts.
     (4) An Account maintained with respect to a Participant shall represent the portion of the Fund allocated to provide benefits to such Participant.
     (5) The Company shall certify to the Trustee at the time of each contribution to the Fund the amount of such contribution being made in respect of each Participant under each Plan.
     (6) The Fund shall be revalued by the Trustee at current market values, as determined by the Trustee, as of the last business day of each calendar year and as of such additional dates as the Trustee shall determine to be appropriate.
     (7) The Trustee shall certify to the Company the results of each such valuation, whereupon each Participant's Account shall be equitably adjusted by the Company to reflect its share of income, expense, appreciation and depreciation since the preceding valuation date.
     (8) The Company shall provide the Trustee with a compilation of all such adjusted Account balances as of each such valuation date.

     (9) Each Participant (or Beneficiary of a deceased Participant) shall receive a statement of the value of his separate Account at least annually. Such statement shall be provided by the Company prior to a Change in Control and by the Trustee after a Change in Control.

D.   POLAROID SUPPLEMENTAL DEFERRED COMPENSATION PLAN
     (1) The Company shall maintain a list of all Participants entitled to benefits under this Plan.
     (2) The Company shall fund this benefit in a manner it deems necessary and appropriate until Change of Control.
     (3) Immediately prior to Change of Control all benefit and entitlements shall be fully funded.

E.   POLAROID EXCESS BENEFIT PLAN
     (1) The Company shall maintain a list of all Participants entitled to benefits under this Plan.
     (2) The Company shall fund this benefit in a manner it deems necessary and appropriate until Change of Control.
     (3) Immediately prior to Change of Control all benefit and entitlements shall be fully funded.

F.   POLAROID EXCESS BENEFIT PLAN
     (1) The Company shall maintain a list of all Participants entitled to benefits under this Plan.
     (2) The Company shall fund this benefit in a manner it deems necessary and appropriate until Change of Control.
     (3) Immediately prior to Change of Control all benefit and entitlements shall be fully funded.